VESSELS (Tables)	9 Months Ended
Sep. 30, 2016
VESSELS [Abstract]
Schedule of Vessels
Vessels, net consist of the carrying value of the Company's vessels, including drydocking and engine overhaul costs.

All figures in USD ‘000	September 30, 2016	December 31, 2015
Vessels	404,179	334,978
Drydocking	1,736	1,736
Engine Overhaul	3,221	2,962
Total	409,136	339,676
Less Accumulated Depreciation	(37,949)	(26,034)
Vessels, Net	371,187	313,642